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                                   FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                              TRANS ENERGY, INC.
            (Exact Name of registrant as specified in its charter)


               NEVADA                                         93-0997412
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(State of incorporation or organization)                   (I.R.S. Employer
                                                            Identification No.)

210 SECOND STREET, P.O. BOX 393
ST. MARY'S, WEST VIRGINIA                                        26170
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(Address of principal executive offices)                       (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

        None

Securities to be registered pursuant to Section 12(g) of the Act:

Redeemable Common Stock Purchase Warrants
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        Title of Class



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Item 1. Description of Registrant's Securities to be Registered.

        (a) For a detailed description of the Company's Redeemable Common Stock Purchase Warrants being registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, see "Description of Securities" contained in the Prospectus on pages 56 through 57 included in Amendment No. 4 to the Form SB-2 Registration Statement of Trans Energy, Inc. ("Registrant") filed with the Securities and Exchange Commission on December 13, 1996 (File No. 333-4438), which is incorporated herein by reference (the "Registration Statement").

        (b) The number of Redeemable Common Stock Warrants to be issued and the exercise price therefor will be contained under the heading "Description of Securities" in a form of prospectus subsequently filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which shall be deemed to be incorporated herein by reference.

Item 2.  Exhibits.

Exhibits      Description
--------      -----------

(1) Pages 56 - 57 of the Prospectus contained in the Registration Statement of the Registrant filed with the Commission on December 13, 1996 are incorporated herein by reference.

(2) The printed material under the heading "Description of Securities" contained in the form of Prospectus to be subsequently filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended, shall be deemed to be incorporated herein by reference.

(3)           The form of Redeemable Common Stock Purchase Warrant filed as
              Exhibit 4.2 to Amendment No. 4 to Registrant's Registration Statement on Form SB-2 filed with the Securities and Exchange Commission in December 13, 1996 (File No. 333-4438) is incorporated herein by reference.

(4) Articles of Incorporation (including all amendments) for Apple Corp., an Idaho corporation; Articles of Incorporation for Registrant, a Nevada corporation; Registrant's By-laws; and the Articles of Merger for the States of Nevada and Idaho are incorporated herein by reference to Exhibits 3.1, 3.2, 3.3 and 3.4 contained in Registrant's Registration Statement on Form 10-SB filed with the Securities and Exchange Commission on March 1, 1994 under Registrants prior File No. 0-23530.

                                   Signatures
                                   ----------

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized.

                                                TRANS ENERGY, INC.
                                                ------------------
                                                  (Registrant)
Dated: December 13, 1996

                                                By: /s/ Loren E. Bagley
                                                   ---------------------------
                                                   Loren E. Bagley, President
                                                   Chief Executive Officer and
                                                   Director